Exhibit 99.3
INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Rio Vista Energy Partners, LP
El Segundo, California
We have audited the accompanying statements of revenues and direct operating expenses of certain oil and gas properties located in McIntosh, Pittsburg, and Haskell counties in Oklahoma (“the Properties”) as defined in the purchase and sale agreements dated November 16, 2007, between the former owners, GM Oil Properties, Inc. (“GM”) and Penny Petroleum Corporation (“Penny”) (“the Sellers”) and Rio Vista Energy Partners, LP (“Rio Vista”) (“the Buyers”) for the year ended December 31, 2006 and for the period from August 29, 2005 to December 31, 2005. This statement of revenues and direct operating expenses is the responsibility of Rio Vista’s management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and direct operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and direct operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the statement of revenues and direct operating expenses, and is not intended to be a complete presentation of the Properties’ results of operations.
In our opinion, such statement of revenues and direct operating expenses presents fairly, in all material respects, the revenues and direct operating expenses of the Properties for the year ended December 31, 2006 and for the period from August 29, 2005 to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the statement revenues and direct operating expenses taken as a whole. The supplemental information in Note 4 to the statement of revenues and direct operating expenses is presented for the purpose of additional analysis and is not a required part of the statement of revenues and direct operating expenses. This additional information is the responsibility of the Properties’ management. Such information has not been subjected to the auditing procedures applied in our audit of the statement of revenues and direct operating expenses, and accordingly, we express no opinion on it.
/s/ HEATHERINGTON & FIELDS
Heatherington & Fields
Tulsa, Oklahoma
January 31, 2008

RIO VISTA ENERGY PARTNERS, LP
OIL AND GAS PROPERTIES LOCATED IN MCINTOSH, PITTSBURG
AND HASKELL COUNTIES IN OKLAHOMA
STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE PERIOD FROM AUGUST 29, 2005 THROUGH DECEMBER 31, 2005
AND THE YEAR ENDED DECEMBER 31, 2006

	Period from
	Aug 29
	through	Year Ended
	Dec 31	Dec 31
	2005	2006
REVENUES:
Gas and oil revenues	$1,084,586	$2,844,218

Total revenues	1,084,586	2,844,218

DIRECT OPERATING EXPENSES
Lease operating expenses	203,793	936,871
Transportation and production taxes	97,308	251,704

Total direct operating expenses	301,101	1,188,575

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$783,485	$1,655,643

See accompanying notes to financial statements.

RIO VISTA ENERGY PARTNERS, LP
Oil and Gas Properties Located In McIntosh, Pittsburg, and Haskell Counties in Oklahoma
Notes to Statements of Revenues and Direct Operating Expenses
For the Year Ended December 31, 2006 and for the Period from
August 29, 2005 to December 31, 2005
1.	BASIS OF PRESENTATION

On November 16, 2007, Rio Vista Energy Partners, LP (“Rio Vista”) entered into an agreement with GM Oil Properties, Inc. (“GM”) and Penny Petroleum Corporation (“Penny”) to purchase from them certain oil and gas properties located in McIntosh, Pittsburg and Haskell counties in Oklahoma (“the Properties”) and certain other assets.

The accompanying historical statements of revenues and direct operating expenses were prepared from the historical accounting records of GM. These statements are not intended to be a complete presentation of the results of operations of the Properties as defined in the purchase and sale agreements dated November 16, 2007 between GM, Penny and Rio Vista. The statements do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion, and amortization, any provision for income tax expenses and other income and expense items not directly associated with revenues from natural gas, natural gas liquids, and oil. Historical financial statements reflecting financial position, results of operations, and cash flows required by accounting principles generally accepted in the United States of America are not presented as such information is not readily available on an individual property basis and not meaningful to the acquired properties. Accordingly, the accompanying statements are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X. The accompanying statements are not necessarily indicative of the financial condition or results of operations of the properties going forward because of changes in the business and the exclusion of certain operating and overhead expenses.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	REVENUE AND EXPENSE RECOGNITION

Gas and oil production revenue and related natural gas liquids revenue are recognized based on actual volumes of gas, oil, and natural gas liquids sold to purchasers. Sales require delivery of the product to the purchases, passage of title, and probability of collection of purchaser amounts owed. Gas and oil production revenue and related natural gas liquids revenue are reported net of royalties. We use the sales method of accounting for gas imbalances. Gas imbalances result from the gas volumes sold by the

RIO VISTA ENERGY PARTNERS, LP
Oil and Gas Properties Located In McIntosh, Pittsburg, and Haskell Counties in Oklahoma
Notes to Statements of Revenues and Direct Operating Expenses
For the Year Ended December 31, 2006 and for the Period from
August 29, 2005 to December 31, 2005
2.	REVENUE AND EXPENSE RECOGNITION (Continued)

Company from a property being different from its actual entitled volumes. Under the sales method, revenues are recognized based on actual volumes of gas sold. The volumes sold may differ from our entitled volumes. Direct operating expenses are recognized on an accrual basis and consist of costs required to operate gas and oil properties, product transportation expenses, and production and property taxes.

3.	COMMITMENTS AND CONTINGENCIES

As the result of issues generated in the ordinary course of business, Rio Vista is involved in legal, regulatory, and other proceedings before various courts, regulatory commissions, and governmental agencies. We believe that the final disposition of these proceedings will not have a material effect on our statements of revenues and direct operating expenses.

4.	SUPPLEMENTAL OIL AND NATURAL GAS RESERVE INFORMATION (UNAUDITED)

The following estimates of proved and proved developed reserve quantities and related standardized measure of discounted net cash flow are estimates only, and do not purport to reflect realizable values of the Company’s reserves. Management emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing properties. Accordingly, these estimates are expected to change as future information becomes available. All of the Company’s reserves are located in the state of Oklahoma.

The proved reserves are primarily estimated reserves of natural gas that geological and engineering data purport with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment and operating methods.

The standardized measure of discounted future net cash flow is computed by applying year-end prices of natural gas to the estimated future production of proved reserves less estimated future expenditures to be incurred in developing and producing the proved reserves, less estimated future income tax expenses. The estimated future net cash flows are then discounted using a rate of 9%.

Standardized Measure of Discounted Future Net Cash Flows Relating to Oil and Natural Gas Reserves — The tabulation included below has been prepared in accordance with the Financial Accounting Standards Board (FASB) rules for disclosure of a standardized measure of discounted future net cash flows relating to proved gas and oil reserve quantities that the Company owns.

RIO VISTA ENERGY PARTNERS, LP
Oil and Gas Properties Located In McIntosh, Pittsburg, and Haskell Counties in Oklahoma
Notes to Statements of Revenues and Direct Operating Expenses
For the Year Ended December 31, 2006 and for the Period from
August 29, 2005 to December 31, 2005
4.	SUPPLEMENTAL OIL AND NATURAL GAS RESERVE INFORMATION (UNAUDITED) (Continued)

Proved developed and undeveloped reserves	Gas (Mcf)
Beginning of period	62,065,000
Production	1,056,000

End of year December 31, 2006	61,009,000

Standardized Measure of Discounted Future Net Cash Flows at December 31, 2006
Future cash inflows	$272,329,000
Future production costs	(119,556,000)
Future development costs	(13,959,000)

Future cash flows before income taxes	138,814,000

Future net cash flows before income taxes, discounted at 9%	$121,297,000

These estimates of natural gas reserves were completed by an independent engineering firm.
It is not intended that the FASB’s standardized measure of discounted future net cash flows represent the fair market value of our proved reserves. The Company cautions that the disclosures shown are based on estimates of proved reserve quantities and future production schedules which are inherently imprecise and subject to revision, and the 9% discount rate is arbitrary. In addition, costs and prices as of the measurement date are used in the determinations, and no value may be assigned to probable or possible reserves.